                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                January 25, 2000
                Date of Report (Date of Earliest Event Reported)


  Bear Stearns Asset Backed Securities Inc. (as Sponsor of American Residential Eagle Bond Trust 1999-1, the Issuer of Mortgage-Backed LIBOR Notes, Class A,
             Series 1999-1, under an Indenture dated April 1, 1999)


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Delaware                    333-9532              13-3836437
  (State or Other Jurisdiction        (Commission          (I.R.S. Employer
       of Incorporation)              File Number)        Identification No.)

                    245 Park Avenue, New York, New York 10167
                    (Address of Principal Executive Offices)



                                 (212) 272-4095
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. OTHER EVENTS

        Bear Stearns Asset Backed Securities Inc. has previously registered the offer and sale of the Mortgage-Backed LIBOR Notes, Class A, Series 1999-1, issued by American Residential Eagle Bond Trust 1999-1 (the "Notes")

        The following exhibit which relates specifically to the Notes is included with this Current Report:

Item 7(c). Exhibits

        10.1 Monthly Payment Date Statement distributed to Noteholders, dated January 25, 2000.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 31, 2000


                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.


                                         By: /s/ Jonathan Lieberman
                                            ------------------------------------
                                             Jonathan Lieberman
                                             Managing Director

                                  EXHIBIT INDEX


Exhibit Number                                                                         Page Number
--------------                                                                         -----------
10.1    Monthly Payment Date Statement distributed to Noteholders, dated January
        25, 2000............................................................................5